QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
 April 1, 2010

Cano Petroleum, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)
801 Cherry Street, Suite 3200 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment No. 2 to Agreement and Plan of Merger

        On April 1, 2010, Cano Petroleum, Inc. ("Cano"), Resaca Exploitation, Inc., a Texas corporation ("Resaca"), and Resaca Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Resaca ("Merger Sub"), entered into Amendment No. 2 to Agreement and Plan of Merger (the "Amendment"), which amends that certain Agreement and Plan of Merger, dated September 29, 2009, by and among Cano, Resaca and Merger Sub (as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated February 25, 2010, by and among Cano, Resaca and Merger Sub, the "Merger Agreement") pursuant to which Merger Sub will merge with and into Cano (the "Merger").

        The Amendment extends the date on which either Cano or Resaca may terminate the Merger Agreement if the Merger has not become effective from April 30, 2010 to May 31, 2010, amends and restates Exhibit 5.2 to the Merger Agreement to, among other things, clarify the rights of holders of Resaca Series A Preferred Stock (the "Resaca Series A Preferred") with respect to issuances of securities by Resaca and amends and restates Section 7.13(b) of the Merger Agreement to provide that, for the one year period following closing of the Merger, Resaca's board committees shall consist of three or four directors (rather than four directors), with no less than two former Cano directors on each committee.

        The summary of the Amendment set forth in this Item 1.01 does not purport to be complete and is qualified by reference to such Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Amendment and Restatement of Securities Purchase Agreement and Registration Rights Agreement

        On April 5, 2010, Cano, Resaca and the holders of Resaca Series A Preferred entered into an investors rights agreement (the "Investors Rights Agreement"). The Investors Rights Agreement grants the holders of Resaca Series A Preferred substantially similar registration and other rights currently associated with the Cano Series D Preferred Stock (the "Cano Series D Preferred"). Upon the consummation of the Merger, the Investors Rights Agreement will transfer the rights and obligations of Cano under that certain Securities Purchase Agreement, dated August 25, 2006, by and among Cano and the holders of the Cano Series D Preferred filed as Exhibit 10.1 to Cano's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on August 30, 2006 (the "SPA") and that certain Registration Rights Agreement, dated August 25, 2006, by and among Cano and the holders of the Cano Series D Preferred filed as Exhibit 4.1 to Cano's Current Report on Form 8-K filed with the SEC on August 30, 2006 (the "Registration Rights Agreement") to Resaca and amends and restates the terms of the SPA and the Registration Rights Agreement. The Investors Rights Agreement shall not become effective until the closing of the Merger.

        Registration Rights.    The Investors Rights Agreement requires that Resaca will file a registration statement on Form S-1 (the "Registration Statement") with the SEC covering the resale of the Resaca common stock underlying the Resaca Series A Preferred within 45 days after the effective date of the Merger. If the Registration Statement is not filed with the SEC within such time, Resaca must pay 1.5% of the aggregate purchase price of the Resaca Series A Preferred (as defined in the Investors Rights Agreement) and an additional 1.5% for every 30 days the Registration Statement is not filed. If the Registration Statement is not declared effective by the SEC within 90 days of the effective date of the Merger, if there is not any review of the Registration Statement by the SEC, or within 120 days of the effective date of the Merger, if there is any review of the Registration Statement by the SEC, Resaca must pay 1.5% of the aggregate purchase price of the Resaca Series A Preferred (as defined in the Investors Rights Agreement) and an additional 1.5% for every 30 days it is not effective. In addition, subject to certain exceptions, Resaca is to maintain the effectiveness of the Registration Statement and if the effectiveness of the Registration Statement is not maintained, then Resaca must pay 1.5% of the aggregate purchase price of the Resaca Series A Preferred (as defined in the Investors Rights Agreement) and an additional 1.5% for every 30 days it is not maintained. The maximum aggregate of all registration delay related payments is 10% of the aggregate purchase price of the Resaca Series A Preferred (as defined in the Investors Rights Agreement).

        Pledging of Resaca Series A Preferred.    Resaca Series A Preferred may be pledged by an investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Resaca Series A Preferred. The pledge of Resaca Series A Preferred shall not be deemed to be a transfer, sale, or assignment of such stock.

        Additional Registration Statements.    Except for registration statements filed in connection with the Merger or the proposed offering to be consummated concurrently with the Merger (the "Offering"), until the effective date, Resaca shall not file a registration statement under the Securities Act relating to securities that are not the Resaca Series A Preferred.

        Corporate Existence.    So long as any Resaca Series A Preferred is owned, Resaca shall not be party to any Fundamental Transaction (as defined in the Resaca Preferred Stock Certificate of Designations) unless Resaca is in compliance with the applicable provisions governing Fundamental Transactions set forth in the form of a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the "Resaca Preferred Stock Certificate of Designations").

        Reservation of Shares of Common Stock.    Resaca shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 130% of the maximum number of shares of Resaca common stock issuable upon conversion of the Resaca Series A Preferred.

        Additional Issuances of Resaca Equity.    Until no Resaca Series A Preferred remains outstanding, Resaca will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its subsidiaries' equity or equity equivalent securities, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Resaca common stock or Resaca common stock equivalents (a "subsequent placement") unless Resaca shall have, among other things, completed the following:

          (1)   Resaca shall deliver to each holder of Resaca Series A Preferred a written notice (the "offer notice") of any proposed or intended issuance or sale or exchange (the "offer") of the securities being offered (the "offered securities") in a subsequent placement, which offer notice shall (w) identify and describe the offered securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the offered securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the offered securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such holder of Resaca Series A Preferred 30% of the offered securities allocated among such holders of Resaca Series A Preferred (a) based on such holder's of Resaca Series A Preferred pro rata portion of the aggregate number of Resaca Series A Preferred held as of the date of such offer notice (the "basic amount") and (b) with respect to each holder of Resaca Series A Preferred that elects to purchase its basic amount, any additional portion of the offered securities attributable to the basic amounts of other holders of Resaca Series A Preferred as such holder of Resaca Series A Preferred shall indicate it will purchase or acquire should the other holders of Resaca Series A Preferred subscribe for less than their basic amounts (the "undersubscription amount"), which process shall be repeated until the holders of Resaca Series A Preferred shall have an opportunity to subscribe for any remaining undersubscription amount.

          (2)   To accept an offer, in whole or in part, such holders of Resaca Series A Preferred must deliver a written notice to Resaca prior to the end of the third (3rd) business day after such holder's of Resaca Series A Preferred receipt of the offer notice (the "offer period") setting forth the portion of such holder's of Resaca Series A Preferred basic amount that such holder of Resaca Series A Preferred elects to purchase and, if such holder of Resaca Series A Preferred shall elect to purchase all of its basic amount, the undersubscription amount, if any, that such holder of Resaca Series A Preferred elects to purchase (the "notice of acceptance"). If such holder of Resaca Series A Preferred does not deliver the notice of acceptance prior to the end of the offer period, then such holder of Resaca Series A Preferred shall be deemed to have waived such holder's of Resaca Series A Preferred rights to purchase any offered securities in the subsequent placement which is the subject of the offer notice.

          (3)   Resaca shall have one hundred twenty (120) days from the expiration of the offer period above (i) to offer, issue, sell or exchange all or any part of such offered securities as to which a notice of acceptance has not been given by the holders of Resaca Series A Preferred (the "refused securities") pursuant to a definitive agreement(s) (the "subsequent placement agreement"), but only to the offerees described in the offer notice and only upon terms and conditions that are not more favorable to the acquiring person or persons or less favorable to Resaca than those set forth in the offer notice and (ii) to publicly announce (a) the execution of such subsequent placement agreement, and (b) either (x) the consummation of the transactions contemplated by such subsequent placement agreement or (y) the termination of such subsequent placement agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such subsequent placement agreement and any documents contemplated therein filed as exhibits thereto.

          (4)   In the event Resaca shall propose to sell less than all the refused securities, then each holder of Resaca Series A Preferred may, at its sole option and in its sole discretion, reduce the number or amount of the offered securities specified in its notice of acceptance to an amount that shall be not less than the number or amount of the offered securities that such holder of Resaca Series A Preferred elected to purchase as set forth in the Investors Rights Agreement.

          (5)   Upon the closing of the issuance, sale or exchange of all or less than all of the refused securities, the holders of Resaca Series A Preferred shall acquire from Resaca, and Resaca shall issue to the holders of Resaca Series A Preferred, the number or amount of offered securities specified in the notices of acceptance, as reduced pursuant to the Investors Rights Agreement if the holders of Resaca Series A Preferred have so elected, upon the terms and conditions specified in the offer.

          (6)   Any offered securities not acquired by the holders of Resaca Series A Preferred or other persons in accordance with certain provisions of the Investors Rights Agreement may not be issued, sold or exchanged until they are again offered to the holders of Resaca Series A Preferred under the procedures specified in the Investors Rights Agreement.

        Notwithstanding the foregoing, the foregoing preemptive rights of the holders of the Resaca Series A Preferred do not extend to issuances of excluded securities (as defined in the Investors Rights Agreement) or the issuance of Resaca common stock in the Offering, regardless of whether the Offering occurs before, simultaneously with or after the Merger.

        The summary of the Investors Rights Agreement set forth in this Item 1.01 does not purport to be complete and is qualified by reference to such agreement, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

        See Item 1.01 Entry into a Material Definitive Agreement—"Amendment and Restatement of Securities Purchase Agreement and Registration Rights Agreement" for a discussion of the Investors Rights Agreement.

Additional Information and Where to Find It

        This communication is being made in respect of the proposed business combination involving Resaca and Cano. In connection with the proposed transaction, Resaca and Cano (a) filed documents with the SEC, including the filing by Resaca of a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus, (b) plan to publish an admission document for the purpose of admitting the issued common stock of the enlarged group to trading on the AIM market of the London Stock Exchange (the "AIM") and (c) plan to file with the AIM and the SEC other necessary documents regarding the proposed transaction. Investors and security holders of Resaca and Cano are urged to carefully read the Joint Proxy Statement/Prospectus and AIM admission document (when available) and other documents filed with AIM and the SEC by Resaca and Cano because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC by contacting Resaca Investor Relations at (713) 753-1441 or Cano Investor Relations at (817) 698-0900. Investors and security holders may obtain free copies of the documents filed with the SEC and published in connection with the admission to the AIM on Resaca's website at www.resacaexploitation.com or Cano's website at www.canopetro.com. Information filed with the SEC will be available on the SEC's website at www.sec.gov. Resaca, Cano and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus and the AIM admission document described above. Additional information regarding the directors and executive officers of Resaca is also included in Resaca's website. Additional information regarding Cano is available under its periodic reports which are filed with the SEC.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits.

10.1	Amendment No. 2 to Agreement and Plan of Merger, dated April 1, 2010, by and among Resaca, Cano and Merger Sub.
10.2	Investors Rights Agreement, dated April 5, 2010, by and among Resaca, Cano and the holders of Resaca preferred stock.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.
Date: April 6, 2010
	By:	/s/ BENJAMIN DAITCH Benjamin Daitch Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2 to Agreement and Plan of Merger, dated April 1, 2010, by and among Resaca, Cano and Merger Sub.
10.2	Investors Rights Agreement, dated April 5, 2010, by and among Resaca, Cano and the holders of Resaca preferred stock.

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.03 Material Modification to Rights of Security Holders.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES